Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events
Subsequent Events

12. Subsequent Events

License Agreement

On June 27, 2011, the Company entered into a license agreement, to be effective July 1, 2011, with Bellco S.r.1., as licensee, an Italy-based supplier of hemodialysis and intensive care products, for the manufacturing, marketing and sale of Nephros' patented mid-dilution dialysis filters (MD 190, MD 220), referred to herein as the Products.

Under the agreement, Nephros granted Bellco a license to manufacture, market and sell the Products under its own name, label and CE mark in Italy, France, Belgium, Spain and Canada on an exclusive basis, and to do the same on a non-exclusive basis in the United Kingdom and Greece and, upon the written approval of Nephros, other European countries where Nephros does not sell the Products as well as non-European countries, all such countries herein referred to as the Territory. In addition, if requested by Nephros, Bellco will be required to sell the Products to Nephros' distributors in the Territory.

In exchange for the rights granted to it under the agreement through December 31, 2014, Bellco agreed to pay Nephros installment payments of €500,000, €750,000, and €600,000 on July 1, 2011, January 15, 2012 and January 15, 2013, respectively. Such installment payments, herein referred to as the Installment Payments, are Bellco's sole financial obligations through December 31, 2014. Beginning on January 1, 2015 through and including December 31, 2016, Bellco will pay to Nephros a royalty based on the number of units of Products sold in the Territory as follows: for the first 103,000 units sold, Bellco will pay €4.50 per unit; thereafter, Bellco will pay €4.00 per unit. Bellco must meet minimum sales targets of 15,000 units in each quarter of 2015 and 2016. If Bellco fails to meet a quarterly minimum, the license in Italy, France, Belgium, Spain and Canada will, at the discretion of Nephros, convert to a non-exclusive one. All sums payable under the agreement will be paid in Euros, as adjusted to account for currency exchange fluctuations between the Euro and the U.S. dollar that occur between July 1, 2011, the effective date of the agreement, and the date of payment.

In the case where Nephros desires to pursue a Change in Control transaction (as defined in the agreement), Bellco will have a 30-day right of first offer with respect to such acquisition, and where either party pursues a change in control transaction, it will require the acquirer to assume such party's obligations under the agreement.

If there is an infringement of any of the patents underlying the Products, Nephros will have the first right to decide whether to act to protect such patents. Where Nephros decides not to act, Bellco, upon the written consent of Nephros, will be allowed to act to protect the patents and Nephros will reimburse Bellco the reasonable expenses sustained by Bellco as a credit against royalties due under the agreement.

The term of the agreement will be from July 1, 2011 through December 31, 2016, or until earlier terminated by either party as follows. Either party may terminate immediately after giving notice of a breach of any material obligation or upon the insolvency or bankruptcy of the other party, in each case that remains uncured after the expiration of a 30-day cure period. In addition, in the event the agreement is terminated by Bellco on or prior to December 31, 2014 due to a material breach by Nephros that causes any of the patents underlying the Products to lapse, Nephros will be required to reimburse Bellco any of the Installment Payments paid by Bellco prior to the date of termination. Finally, Nephros may terminate the agreement immediately for the following reasons: Bellco's failure to cure a monetary default within 30 days of being provided notice of such default; in the event any required permit of Bellco expires, is not approved, is not issued, or is terminated, revoked, withdrawn or deactivated; and in respect of any calendar year commencing January 1, 2015, if aggregate royalties payable to Nephros fall below €270,000.

The parties are subject to standard indemnification obligations.

On June 27, 2011, Nephros issued a press release announcing its entry into the license agreement.

FDA 510k Approval to Market Additional Ultrafiltration Products

On July 21, 2011 the Company announced that it received 510k clearance from the U.S. Food and Drug Administration to market its MSU and SSU ultrafilters to filter out biological contaminants from water and bicarbonate solution used in hemodialysis procedures.

The Nephros DSU, MSU, and SSU are FDA cleared devices for the filtration of biological contaminants from water and bicarbonate concentrate used in hemodialysis procedures. Within the U.S., there are approximately 4,500 clinics providing over 50 million dialysis treatments to 350,000 patients annually. To perform hemodialysis, ultrapure water is crucial to the production of dialysate. Dialysis clinics have water purification systems; however, microbial contaminants can originate from the water treatment system, the water distribution loop, or the dialysate concentrates. Nephros ultrafilters filter out substances down to the 0.005 micron level and address dialysate contamination at crucial points: after the reverse osmosis module and at the dialysis machine entrance from the water distribution loop. Nephros ultrafilters can be used as the last step in the water purification process to ensure that ultrapure water is used for dialysis procedures. Regular use of Nephros ultrafilters offers an affordable safety measure when utilized with modern water treatment systems and optimally maintained hemodialysis machines. Recent data have shown that the Nephros DSU, when used as part of the water purification system for dialysis systems, may reduce the required dosage of erythropoietin stimulating agents, which we believe will provide a unique benefit to patients.

On July 21, 2011, Nephros, Inc. issued a press release announcing it received clearance from the FDA to market additional ultrafiltration products.

Entry into a Material Definitive Agreement

On July 25, 2011, Nephros, Inc. entered into a letter agreement with DHR International, Inc., an international executive search firm, whereby DHR International will conduct a search to recruit a chief executive officer for Nephros.

Under the agreement, Nephros will pay DHR International a retainer consisting of $100,000 in cash and equity worth $25,000. The cash retainer is due in three equal installments. The first retainer payment was due and paid on execution of the agreement. The second retainer is due when Nephros begins the first round of interviews and the third retainer is due upon a candidate's acceptance of an offer from Nephros. The stock portion of the retainer is in the form of an option for 20,000 shares of common stock with an exercise price of $1.25 per share, which was the closing price of our common stock on July 25, 2011 as reported on the Over-the-Counter Bulletin Board. The option is fully vested and has a term of 10 years.

In addition to the payments discussed above, Nephros will reimburse DHR International for indirect out-of-pocket expenses related to the executive search, such as administrative, database management and reproduction costs, which are estimated to run 12% of the aggregate retainer, and are payable in three equal installments to be billed at the same time as the three retainer installments. Nephros also must reimburse DHR International for any direct out-of-pocket expenses, such as travel and lodging, which will be billed monthly as incurred.

In the event that Nephros hires a candidate provided by DHR International for any position other than chief executive officer, Nephros will be obligated to pay DHR International a fee equal to 33% of the individual's projected first year total cash compensation.

DHR International anticipates the search to be completed in three months. If the search is not completed by that time, DHR International will continue the search without charge for a period not to exceed six months.

Nephros may cancel the agreement at any time. If Nephros cancels within 60 days of execution of the agreement, the second and third cash retainers and the reimbursable indirect costs will be prorated through the date of cancellation.

If Nephros hires a candidate presented by DHR International and that individual is terminated, either voluntarily or involuntarily, within two years from the hiring date, DHR International will, at Nephros' option, refill the position for no additional fee.

The description of the license agreement set forth above is not complete and is qualified in its entirety by reference to the agreement, which is attached as Exhibit 10.63 to this report and is incorporated by reference.

On July 26, 2011, Nephros issued a press release announcing, among other things, its entry into the letter agreement.

  Results of Operations and Financial Condition

On July 26, 2011, Nephros issued a press release that reported, among other things, the amount of revenue Nephros has received for the first six months of 2011 from the Office of Naval Research for work related to an advanced water purification system for military field use that Nephros is developing using its proprietary dual stage cold sterilization ultrafilter as the basis of the portable system. For 2011, Nephros has generated approximately $249,000 of revenue through June 30 from its U.S. Defense Department project. A copy of the press release is attached as Exhibit 99.1.

Other Events

On July 26, 2011, Nephros issued a press release that provided a corporate update on its operations and strategy.

On August 11, 2011 Nephros submitted a new 510(k) application to market its leading-edge hemodiafiltration (HDF) system for end-stage renal disease. Upon issuance of a 510(k) application tracking number, the application will be subject to the FDA's standard 90-day review period. The application details Nephros's OLpur MD220 diafilter and Nephros's OLpur H2H Hemodiafiltration module. Nephros's OLpur MD220 is a dialyzer designed expressly for HDF therapy that employs Nephros's proprietary Mid-Dilution diafiltration technology. Nephros's OLpur H2H Hemodiafiltration module enables the most common types of standard dialysis machines to perform HDF therapy. Nephros believes that, if approved, its technology would be the first approved on-line HDF therapy available in the U.S.

Note 12 — Subsequent Event

On March 10, 2011 Nephros announced the completion of its rights offering and private placement that together resulted in gross proceeds of approximately $3.2 million to Nephros.  The aggregate net proceeds received by the Company from the rights offering and private placement are estimated to be approximately $2.3 million, after deducting the estimated aggregate expenses of these transactions, the repayment of the $500,000 note, plus $26,650 of  accrued interest thereon, issued to Lambda Investors, LLC, Nephros' largest stockholder, in October 2010 in connection with its loan to the Company, the payment of an 8% sourcing/transaction fee ($40,000) in respect of the note and an aggregate of $100,000 for reimbursement of Lambda Investors' legal fees incurred in connection with the loan and the rights offering.

The Company's stockholders subscribed for 4,964,854 units (99,297,082 units pre-stock split) in the rights offering and the Company accepted all basic subscription rights and oversubscription privileges.  The units were sold at a per unit purchase price of $0.40.  Gross proceeds to the Company from the sale of these units in the rights offering was approximately $2.0 million.  The Company issued an aggregate of 4,964,854 shares (99,297,082 shares pre-stock split) of its common stock and warrants to purchase an aggregate of approximately 4.6 million shares of its common stock to stockholders who subscribed.

                Simultaneously with the closing of the rights offering, Lambda Investors, LLC purchased in a private placement 3,009,711 units (60,194,226 units pre-stock split) at the same per unit purchase price of $0.40, pursuant to a purchase agreement between the Company and Lambda Investors.  The Company issued to Lambda Investors an aggregate of 3,009,711 shares (60,194,226 shares pre-stock split) of its common stock and warrants to purchase an aggregate of 2,782,579 shares of its common stock.  The Company received approximately $1.2 million in gross proceeds from its sale of units to Lambda Investors.

The Company effected a reverse stock split, in which every 20 shares of the Company's common stock issued and outstanding immediately prior to the effective time, which was 5:00 p.m. on March 11, 2011, were converted into one share of common stock. Fractional shares were not issued and stockholders who otherwise would have been entitled to receive a fractional share as a result of the reverse stock split received an amount in cash equal to $0.04 per pre-split share for such fractional interests. The number of shares of the Company's common stock issued and outstanding was reduced from approximately 201,300,000 pre-split to approximately 10,100,000 post-split.  The reverse stock split was effected in connection with the Company's rights offering and private placement.

The reverse stock split was approved by the Company's stockholders at the Company's annual meeting held on January 10, 2011. The number of shares of common stock subject to outstanding stock warrants and options, and the exercise prices and conversion ratios of those securities, were automatically proportionately adjusted for the 1-for-20 ratio provided for by the reverse stock split.

On March 24, 2011 the Board of Directors approved the grant of additional ten-year stock options for an aggregate of 613,500 shares to employees and Directors of the Company.  The options' exercise price was set as the closing market price on March 24, 2011.  The vesting schedule of the granted options are 40% immediate vesting with the remainder to be vested equally over a three year period.

On March 24, 2011 the Board of Directors approved salary adjustments and awarded bonuses to employees of the Company, including the Chief Financial Officer, effective April 1, 2011.

On March 25, 2011, the Company and Mr. Kochanski, Chief Financial Officer, Treasurer and Secretary executed a new three year Employment Agreement effective April 1, 2011.